LIMITED POWER OF ATTORNEY
FOR SECTION 16(a) REPORTING

	KNOW ALL PERSONS BY THESE PRESENTS,
 that the undersigned hereby makes, constitutes and appoints
 Eric H. Wang, David A. Richardson, Ian Boardman,
Jenny Gossen and Ramone Bocanegra,
and each of them, as the undersigneds
true and lawful attorney-in-fact (the "Attorney-in Fact"), with full power of substitution and resubstitution, each with the power to act alone for the undersigned and in the undersigneds name, place and stead, in any and all capacities to:

	1.	prepare, execute and file with the Securities and
Exchange Commission,
any national securities exchange or
securities quotation system and Selectica, Inc.
(the "Company") any and all reports
 (including any amendment thereto)
of the undersigned required or considered advisable under Section 16(a) of the Securities Exchange Act of 1934
 (the "Exchange Act")
and the rules and regulations thereunder, with respect to the equity securities of the Company, including Forms 3, 4 and 5 and

	2.	obtain, as the undersigneds representative and
on the undersigneds
behalf, information regarding
 transactions in the Companys
equity securities from any third party,
 including the Company and
any brokers, dealers, employee benefit
plan administrators and trustees,
and the undersigned hereby authorizes
 any such third party to release any such information to the Attorney-in-Fact.

	The undersigned acknowledges that:

	1.	this Limited Power of Attorney authorizes,
 but does not require,
the Attorney-in-Fact to act at his or
 her discretion on information provided to such Attorney-in-Fact without independent verification of such information;

	2.	any documents prepared or executed by
the Attorney-in-Fact on behalf of
the undersigned pursuant to this Limited Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

	3.	neither the Company nor the Attorney-in-Fact
assumes any liability for the undersigneds responsibility to comply with the requirements of
Section 16 of the Exchange Act,
any liability of the undersigned for any failure to
 comply with such requirements, or
any liability of the undersigned for disgorgement of profits under Section 16(b) of the Exchange Act; and

	4.	this Limited Power of Attorney
 does not relieve the undersigned from
responsibility for compliance with the
undersigneds obligations under
Section 16 of the Exchange Act,
including, without, limitation, the reporting requirements under Section 16(a) of the Exchange Act.

	The undersigned hereby grants to
the Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite, necessary or convenient to be done in connection with the foregoing, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do or
cause to be done by authority of this Limited Power of Attorney.

	This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 or 5 with respect to the undersigneds transactions in equity securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact.

	This Limited Power of Attorney shall be
 governed and construed in
accordance the laws of the State of California without regard to conflict-of-law principles.

	IN WITNESS WHEREOF, the undersigned has
executed this Limited Power of Attorney as of December 4, 2013.


Signature: 	/s/ Blaine Mathieu
Blaine Mathieu
WEST\245410412.1


WEST\245410412.1